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                                                                  Exhibit 17(b)

                                POWER OF ATTORNEY

         We, the undersigned officers and Trustees of Alabama Municipals Portfolio, Arizona Municipals Portfolio, Arkansas Municipals Portfolio, California Municipals Portfolio, Colorado Municipals Portfolio, Connecticut Municipals Portfolio, Florida Municipals Portfolio, Georgia Municipals Portfolio, Kentucky Municipals Portfolio, Louisiana Municipals Portfolio, Maryland Municipals Portfolio, Massachusetts Municipals Portfolio, Michigan Municipals Portfolio, Minnesota Municipals Portfolio, Mississippi Municipals Portfolio, Missouri Municipals Portfolio, National Municipals Portfolio, New Jersey Municipals Portfolio, New York Municipals Portfolio, North Carolina Municipals Portfolio, Ohio Municipals Portfolio, Oregon Municipals Portfolio, Pennsylvania Municipals Portfolio, Rhode Island Municipals Portfolio, South Carolina Municipals Portfolio, Tennessee Municipals Portfolio, Texas Municipals Portfolio, Virginia Municipals Portfolio and West Virginia Municipals Portfolio, each a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Municipals Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

         Signature                          Title                      Date
         ---------                          -----                      ----
                                     President and
/s/ Thomas J. Fetter                 Principal Executive
-----------------------------        Officer                      April 22, 1997
Thomas J. Fetter

                                     Treasurer and
                                     Principal Financial
/s/ James L. O'Connor                and Accounting
-----------------------------        Officer                      April 22, 1997
James L. O'Connor


/s/ Donald R. Dwight                 Trustee                      April 22, 1997
-----------------------------
Donald R. Dwight


/s/ James B. Hawkes                  Trustee                      April 22, 1997
-----------------------------
James B. Hawkes


/s/ Samuel L. Hayes, III             Trustee                      April 22, 1997
-----------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer                 Trustee                      April 22, 1997
-----------------------------
Norton H. Reamer


/s/ John L. Thorndike                Trustee                      April 22, 1997
-----------------------------
John L. Thorndike


/s/ Jack L. Treynor                  Trustee                      April 22, 1997
-----------------------------
Jack L. Treynor